Fees Summary	Sep. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 427,027,299.74
Previously Paid Amount	65,035.22
Total Fee Amount	65,377.88
Total Offset Amount	0
Net Fee	$ 342.66